Exhibit 10.1

FIFTH AMENDMENT TO FIFTH AMENDED

AND RESTATED LOAN AGREEMENT

This Fifth Amendment to Fifth Amended and Restated Loan Agreement, dated as of December 27, 2004, by and among The J. Jill Group, Inc., a Delaware corporation (“BORROWER”) on the one hand, and Citizens Bank of Massachusetts, HSBC Bank USA, National Association, and Banknorth, N.A. (collectively, “LENDERS”) and Citizens Bank of Massachusetts as agent (“AGENT”) for the LENDERS, on the other hand.

WITNESSETH:

WHEREAS, BORROWER, LENDERS and AGENT are parties to that certain Fifth Amended and Restated Loan Agreement dated as of June 29, 2001, as amended by First Amendment thereto dated as of August 28, 2001; by Second Amendment thereto dated as of July 25, 2002; by Third Amendment thereto dated as of June 26, 2003; and by Fourth Amendment thereto dated as of September 30, 2004 (collectively, the “LOAN AGREEMENT”); and

WHEREAS, BORROWER, LENDERS and AGENT wish to amend the LOAN AGREEMENT as more particularly hereafter set forth.  Capitalized terms used herein without definition shall have the meanings ascribed to them in the LOAN AGREEMENT.

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby agree that the LOAN AGREEMENT is hereby amended as follows:

1.                                       Section 1.01 of the LOAN AGREEMENT is hereby amended by deleting the respective definitions of “QT SERVICES” and “BIRCH POND,” appearing therein and substituting therefor the following:

“QT SERVICES” means that certain former Massachusetts corporation known as QT SERVICES GROUP, INC. which corporation has merged into and with BORROWER, the latter entity being the survivor of such merger.

“BIRCH POND” means that certain former Massachusetts corporation known as THE BIRCH POND GROUP, INC. which corporation has converted into J. JILL, LLC, a limited liability company organized under the laws of the State of New Hampshire, and all of whose membership interests are owned by J. JILL, GP.

2.                                       Section 1.01 of the LOAN AGREEMENT is hereby amended by adding the following new definitions:

“J.J. COMPANY” shall mean J.J. COMPANY, Inc., a Massachusetts corporation, one hundred percent (100%) of whose capital stock is owned by BORROWER.

“J. JILL, GP” shall mean J. JILL, GP, a Massachusetts general partnership whose sole partners are J.J. COMPANY (holding a 1% interest therein) and BORROWER (holding a 99% interest therein).

“J. JILL, LLC” shall mean J. JILL, LLC, a New Hampshire limited liability company.

3.                                       Section 1.01 of the LOAN AGREEMENT is hereby amended by deleting the definition of “SPECIAL SUBSIDIARIES” appearing therein and substituting therefor the following:

“SPECIAL SUBSIDIARIES” shall mean individually and collectively each of J.J. COMPANY, J. JILL, LLC and J. JILL, GP.

4.                                       Section 1.01 of the LOAN AGREEMENT is hereby amended by deleting the definition of “SECURITY AGREEMENTS” appearing therein and substituting therefor the following:

“SECURITY AGREEMENTS” shall mean (i) a Security Agreement dated June 29, 2001 duly executed and delivered by the BORROWER to the AGENT on behalf of the LENDERS granting a security interest in all of the assets of the BORROWER, including, without limitation, the COLLATERAL and securing the payment and performance of the OBLIGATIONS as provided in Article VI hereof, as the same has been amended and may hereafter be amended, from time to time, and (ii) those certain Security Agreements dated June 29, 2001 and of even date hereof, as the case may be, duly executed and delivered by each of the SPECIAL SUBSIDIARIES to the AGENT granting a security interest in all of the assets of each SPECIAL SUBSIDIARY, including, without limitation, the COLLATERAL and securing the payment and performance of the OBLIGATIONS as provided in Article VI hereof, as each of such Security Agreements has been amended and may hereafter be amended from time to time.

5.                                       Section 6.05 of the LOAN AGREEMENT is hereby amended by deleting said section in its entirety and substituting therefor the following:

“6.05  The OBLIGATIONS shall be secured at all times by (i) a pledge by BORROWER of all of the issued and outstanding stock of J.J. COMPANY, subject to no LIEN, pursuant to a pledge agreement in form and substance satisfactory to the AGENT (this pledge agreement and any other stock pledge agreement that may be granted to the AGENT at any time in the future shall be collectively known as the “STOCK PLEDGE AGREEMENTS”), together with the delivery of stock powers each executed in blank; and (ii) a First Pledge and Security Agreement (Collateral Assignment of Membership Interests) by J. JILL, GP, relating to J. JILL, GP’s 100% ownership interest in J. JILL, LLC, in form and substance satisfactory to AGENT, subject to no lien.”

6.                                       Section 7.02 of the LOAN AGREEMENT is hereby amended by deleting said section in its entirety and substituting therefor the following:

“The BORROWER and each of the SPECIAL SUBSIDIARIES is a duly organized and existing entity under the laws of its state of organization and is in good standing under the laws thereof.”

7.                                       Section 7.03 of the LOAN AGREEMENT is hereby amended by deleting said section in its entirety and substituting therefor the following:

“The BORROWER and each of the SPECIAL SUBSIDIARIES is duly qualified to do business and is in good standing as a foreign entity in each state or other jurisdiction where the failure to so qualify would have a material adverse effect on the BORROWER and each of the SPECIAL SUBSIDIARIES as a group of entities.  All such jurisdiction, if any, are listed on Exhibit 7.03 to this instrument.”

8.                                       Section 7.07 of the LOAN AGREEMENT is hereby amended by deleting said section in its entirety and substituting therefor the following:

The SPECIAL SUBSIDIARIES’ business consists principally of the sale of personal property through CATALOGS, internet sales and retail stores.  BORROWER’S business consists principally of providing executive management with respect to the activities of the SPECIAL SUBSIDIARIES and related business activities.

9.                                       Section 7.19 of the LOAN AGREEMENT is hereby amended by adding the following words at the end thereof: “as of June 29, 2001”.

10.                                 Section 7.20 of the LOAN AGREEMENT is hereby amended by adding the following words at the end thereof: “as of June 29, 2001”.

11.                                 The first sentence of Section 8.05 of the LOAN AGREEMENT is hereby amended by deleting said sentence in its entirety and substituting therefor the following:

“The BORROWER shall, and shall cause its SPECIAL SUBSIDIDARIES to, maintain its legal existence in good standing.”

12.                                 Simultaneously with the execution of this Fifth Amendment to LOAN AGREEMENT, in accordance with Section 6.02 of the LOAN AGREEMENT, each of J. JILL, GP, J. JILL, LLC and J.J. COMPANY shall execute separate GUARANTIES of the OBLIGATIONS to the AGENT in the form of Exhibit 6.02.

13.                                 Simultaneously with the execution of this Fifth Amendment to LOAN AGREEMENT, each of J. JILL, GP, J. JILL, LLC and J.J. COMPANY shall execute separate SECURITY AGREEMENTS to the AGENT in form and substance satisfactory to the AGENT, together with such other FINANCING

AGREEMENTS as shall be required by the AGENT in connection with this Fifth Amendment to LOAN AGREEMENT.

14.                                 The LENDERS hereby confirm their consent to all of the actions necessary, appropriate or related to completion of the Critical Steps listed on the attached outline entitled “Critical Steps to Resulting Structure”.

Except as hereby amended, the LOAN AGREEMENT is hereby ratified, confirmed and republished.

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IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above written.

CITIZENS BANK OF MASSACHUSETTS			THE J. JILL GROUP, INC.

By:	/s/ Lori B. Leeth	By:	/s/ Olga L. Conley
	Lori B. Leeth, Senior Vice President		Name: Olga L. Conley
Title: EVP/Chief Financial Officer

HSBC BANK USA, NATIONAL ASSOCIATION			BANKNORTH, N.A.

By:	/s/ George Ahlmeyer		By:	/s/ Jon R. Sundstrom
	George Ahlmeyer, Senior Vice President			Jon R. Sundstrom
Senior Vice President